Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Other Current Assets [abstract]
VAT receivables	$ 3,271	$ 1,147
Income tax receivable	210	210
Prepaid expenses and other prepayments	2,823	3,428
Tax and social receivables	731	445
Deferred expenses and other current assets	298	298
Total other current assets	$ 7,333	$ 5,528